FOCUS Report as of 3/31/2007



ASSETS
                                                                      ALLOWABLE      NON-ALLOWABLE         TOTAL

1. Cash                                                               6,446,406                            6,446,406
                                                                    -----------                          -----------

2.   Receivables from brokers or dealers:

                         A. CLEARANCE ACCOUNT                           315,457
                                                                    -----------

                         B. OTHER                                                                            315,457
                                                                    -----------        -----------       -----------

3.   Receivables from non-customers                                                        654,777           654,777
                                                                    -----------        -----------       -----------

4.   Securities and spot commodities owned, at market value:

                         A. EXEMPTED SECURITIES
                                                                    -----------

                         B. DEBT SECURITIES
                                                                    -----------

                         C. OPTIONS
                                                                    -----------

                         D. OTHER SECURITIES
                                                                    -----------

                         E. SPOT COMMODITIES                                                                       0
                                                                    -----------                          -----------

5.   Securities and/or other investments not readily marketable:

                         A. AT COST

                            -----------

                         B. AT ESTIMATED FAIR VALUE                                                                0
                                                                    -----------        -----------       -----------

6.   Securities borrowed under subordination agreements and partners' individual
     and capital securities accounts, at market value:                                                             0
                                                                    -----------        -----------       -----------

                         A. EXEMPTED SECURITIES

                            -----------

                         B. OTHER SECURITIES

                            -----------

7.   Secured demand notes market value of collateral:                                                              0
                                                                    -----------        -----------       -----------

                         A. EXEMPTED SECURITIES

                            -----------

                         B. OTHER SECURITIES

                            -----------

8.   Memberships in exchanges:

                         A. OWNED, AT MARKET

                            -----------

                         B. OWNED, AT COST
                                                                                       -----------

                         C. CONTRIBUTED FOR USE OF THE COMPANY, AT MARKET VALUE

                                                                                                                   0
                                                                                       -----------       -----------

9. Investment in and receivables from affiliates, subsidiaries and associated partnerships

                                                                                            16,485            16,485
                                                                    -----------        -----------       -----------

10.  Property, furniture, equipment, leasehold improvements and rights under lease agreements, at cost-net of accumulated depreciation and amortization
                                                                                           435,777           435,777
                                                                    -----------        -----------       -----------

11.  Other assets                                                                           68,087            68,087
                                                                    -----------        -----------       -----------

12.  TOTAL ASSETS                                                     6,761,863          1,175,126         7,936,988
                                                                    -----------        -----------       -----------

LIABILITIES AND OWNERSHIP EQUITY

       LIABILITIES

13. Bank loan payable                                                                                              0
                                                                    -----------        -----------       -----------

14. Payable to brokers or dealers:

                         A. CLEARANCE ACCOUNT                                                                      0
                                                                    -----------        -----------       -----------

                         B. OTHER                                                                                  0
                                                                    -----------        -----------       -----------

15.  Payable to non-customers                                                                                      0
                                                                    -----------        -----------       -----------

16.  Securities sold not yet purchased, at market value                                                            0
                                                                                       -----------       -----------

17.  Accounts payable, accrued liabilities, expenses and other

                                                                                         2,578,242         2,578,242
                                                                    -----------        -----------       -----------

18.  Notes and mortgages payable:

                         A. UNSECURED                                                                              0
                                                                    -----------                          -----------

                         B. SECURED                                                                                0
                                                                    -----------        -----------       -----------

19.  Liabilities subordinated to claims of general creditors:                                                      0
                                                                                       -----------       -----------

                         A. CASH BORROWINGS:

                            1. FROM OUTSIDERS

                            -----------

                            2. INCLUDES EQUITY SUBORDINATION (15C3-1(D)) OF

                            -----------

                         B. SECURITIES BORROWINGS, AT  MARKET VALUE:                                               0
                                                                                       -----------       -----------

                            FROM OUTSIDERS

                            -----------

                         C. PURSUANT TO SECURED DEMAND NOTE COLLATERAL AGREEMENTS:

                                                                                                                   0
                                                                                       -----------       -----------

                            1. FROM OUTSIDERS

                            -----------

                            2. INCLUDES EQUITY SUBORDINATION (15C3-1(D)) OF

                            -----------

                         D. EXCHANGE MEMBERSHIPS CONTRIBUTED FOR USE OF COMPANY, AT MARKET VALUE

                                                                                                                   0
                                                                                       -----------       -----------

                         E. ACCOUNTS AND OTHER BORROWINGS NOT QUALIFIED FOR NET CAPITAL PURPOSES

                                                                                                                   0
                                                                    -----------        -----------       -----------

20.  TOTAL LIABILITIES                                                2,578,242                  0         2,578,242
                                                                    -----------        -----------       -----------

     OWNERSHIP EQUITY

21.  Sole proprietorship                                                                                           0
                                                                                                         -----------

22.  Partnership (limited partners ____ )                                                                          0
                                                                                                         -----------

23.  Corporations:

                         A. PREFERRED STOCK                                                                        0
                                                                                                         -----------

                         B. COMMON STOCK                                                                           0
                                                                                                         -----------

                         C. ADDITIONAL PAID-IN CAPITAL                                                     1,939,685
                                                                                                         -----------

                         D. RETAINED EARNINGS                                                              3,419,061
                                                                                                         -----------

                         E. TOTAL                                                                          5,358,746
                                                                                                         -----------

                         F. LESS CAPITAL STOCK IN TREASURY                                                         0
                                                                                                         -----------

24.  TOTAL OWNERSHIP EQUITY                                                                                5,358,746
                                                                                                         -----------

25.  TOTAL LIABILITIES AND OWNERSHIP EQUITY                                                                7,936,988
                                                                                                         -----------

STATEMENT OF INCOME (LOSS)

       Period Beginning                          Period Ending                                      Number of months

                               01/01/07                             03/31/07                                       3
                               --------                             --------                             -----------

REVENUE

1.   Commissions:

                         A. COMMISSIONS ON TRANSACTIONS IN EXCHANGE LISTED EQUITY
                            SECURITIES EXECUTED ON AN EXCHANGE                                               329,899
                                                                                                         -----------

                         B. COMMISSIONS ON LISTED OPTION TRANSACTIONS                                              0
                                                                                                         -----------

                         C. ALL OTHER SECURITIES COMMISSIONS                                                 139,431
                                                                                                         -----------

                         D. TOTAL SECURITIES COMMISSIONS                                                     469,330
                                                                                                         -----------

2.   Gains or losses on firm securities trading accounts

                         A. FROM MARKET MAKING IN OPTIONS ON A NATIONAL SECURITIES EXCHANGE                        0
                                                                                                         -----------

                         B. FROM ALL OTHER TRADING                                                                 0
                                                                                                         -----------

                         C. TOTAL GAIN (LOSS)                                                                      0
                                                                                                         -----------

3.   Gains or losses on firm securities investment accounts                                                        0
                                                                                                         -----------

4.   Profit (loss) from underwriting and selling groups                                                    1,157,752
                                                                                                         -----------

5.   Revenue from sale of investment company shares                                                                0
                                                                                                         -----------

6.   Commodities revenue                                                                                           0
                                                                                                         -----------

7.   Fees for account supervision, investment advisory and administrative services                         1,938,087
                                                                                                         -----------

8.   Other revenue                                                                                             2,690
                                                                                                         -----------

9.   Total revenue                                                                                         3,567,858
                                                                                                         -----------

EXPENSES

10.  Salaries and other employment costs for general partners and voting
     stockholder officers                                                                                          0
                                                                                                         -----------

11.  Other employee compensation and benefits                                                              1,547,354
                                                                                                         -----------

12.  Commissions paid to other broker-dealers                                                                 63,913
                                                                                                         -----------

13.  Interest expense

                         A. INCLUDES INTEREST ON ACCOUNTS SUBJECT TO SUBORDINATION AGREEMENTS

                                                                                                                   0
                                                                                       -----------       -----------

14.  Regulatory fees and expenses                                                                             37,000
                                                                                                         -----------

15.  Other expenses                                                                                          426,124
                                                                                                         -----------

16.  Total expenses                                                                                        2,074,391
                                                                                                         -----------

NET INCOME

17.  Net income (loss) before Federal Income taxes and items below (Item 9 less Item 16)

                                                                                                           1,493,467
                                                                                                         -----------

18.  Provision for Federal Income taxes (for parent only)                                                          0
                                                                                                         -----------

19.  Equity in earnings (losses) of unconsolidated subsidiaries not included above

                         A. AFTER FEDERAL INCOME TAXES OF                                                          0
                                                                                       -----------       -----------

20.  Extraordinary gains (losses)

                         A. AFTER FEDERAL INCOME TAXES OF                                                          0
                                                                                       -----------       -----------

21.  Cumulative effect of changes in accounting principles                                                         0

22.  Net income (loss) after Federal income taxes and extraordinary items                                  1,493,467
                                                                                                         -----------

MONTHLY INCOME

23.  Income (current month only) before provision for Federal income taxes and extraordinary items

                                                                                                             855,574
                                                                                                         -----------

EXEMPTIVE PROVISIONS

25.  If an exemption from Rule 15c3-3 is claimed, identify below the section upon which such exemption is based

                         A. (K)(1)--LIMITED BUSINESS (MUTUAL FUNDS AND/OR VARIABLE ANNUITIES ONLY)               [ ]

                         B. (K)(2)(I)--"SPECIAL ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS"
                            MAINTAINED                                                                           [ ]

                         C. (K)(2)(II)--ALL CUSTOMER TRANSACTIONS CLEARED THROUGH ANOTHER
                            BROKER-DEALER ON A FULLY DISCLOSED BASIS.  NAME OF CLEARING FIRM(S)                  [X]

                            Clearing Firm SEC#s         Name                                 Product Code

                            8-43724                     Bear, Stearns & Co., Inc.            All
                            -----------                 -------------------------            -----------

                            8-
                            -----------                 -------------------------            -----------

                            8-
                            -----------                 -------------------------            -----------

                            8-
                            -----------                 -------------------------            -----------

                            8-
                            -----------                 -------------------------            -----------

                         D. (K)(3)--EXEMPTED BY ORDER OF THE COMMISSION

COMPUTATION OF NET CAPITAL

1.     Total ownership equity from Statement of Financial Condition                                        5,358,746
                                                                                                         -----------

2.     Deduct ownership equity not allowable for Net Capital                                                       0
                                                                                                         -----------

3.     Total ownership equity qualified for Net Capital                                                    5,358,746
                                                                                                         -----------

4. Add:

                         A. LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS ALLOWABLE IN
                            COMPUTATION OF NET CAPITAL                                                             0
                                                                                                         -----------

                         B. OTHER (DEDUCTIONS) OR ALLOWABLE CREDITS (LIST)

                                                                                       -----------       -----------

                                                                                       -----------       -----------

                                                                                                                   0

5.   Total capital and allowable subordinated liabilities                                                  5,358,746
                                                                                                         -----------

6.   Deductions and/or charges:

                         A. TOTAL NONALLOWABLE ASSETS FROM STATEMENT OF FINANCIAL CONDITION (NOTES B & C)
                                                                                         1,175,126
                                                                                       -----------

                         B. SECURED DEMAND NOTE DEFICIENCY
                                                                                       -----------

                         C. COMMODITY FUTURES CONTRACTS AND SPOT COMMODITIES-PROPRIETARY CAPITAL CHARGES

                                                                                       -----------

                         D. OTHER DEDUCTIONS AND/OR CHARGES                                 45,000        (1,220,126)
                            Deductible for Fidelity Bond is $50K                       -----------       -----------

7.   Other additions and/or credits (List)

                                                                     -----------       -----------

                                                                     -----------       -----------
                                                                                                                   0
                                                                     -----------       -----------       -----------

8.   Net capital before haircuts on securities positions                                                   4,138,620
                                                                                                         -----------

9.   Haircuts on securities (computed, where applicable, pursuant to 15c3-1(f)):


                         A. CONTRACTUAL SECURITIES COMMITMENTS
                                                                                       -----------

                         B. SUBORDINATED SECURITIES BORROWINGS
                                                                                       -----------

                         C. TRADING AND INVESTMENT SECURITIES:
                            1. EXEMPTED SECURITIES
                                                                                       -----------

                            2. DEBT SECURITIES
                                                                                       -----------

                            3. OPTIONS
                                                                                       -----------

                            4. OTHER SECURITIES
                                                                                       -----------

                         D. UNDUE CONCENTRATION
                                                                                       -----------

                         E. OTHER (LIST)
                                                                                       -----------

                                                                     -----------       -----------

                                                                     -----------       -----------

                                                                     -----------       -----------

                                                                                                 0                 0
                                                                                       -----------       -----------

10. Net capital                                                                                            4,138,620
                                                                                                         -----------

COMPUTATION OF BASIC NET CAPITAL REQUIREMENT

Part A

11.  Minimum net capital required (6-2/3% of line 19)                                                        171,881
                                                                                                         -----------

12.  Minimum dollar net capital requirement of reporting broker or dealer and minimum net capital
     requirement of subsidiaries computed in accordance with Note(A)                                         100,000
                                                                                                         -----------

13.  Net capital requirement (greater of line 11 or 12)                                                      171,881
                                                                                                         -----------

14.  Excess net capital (line 10 less 13)                                                                  3,966,739
                                                                                                         -----------

15.  Excess net capital at 1000% (line 10 less 10% of line 19)                                             3,880,796
                                                                                                         -----------

COMPUTATION OF AGGREGATE INDEBTEDNESS

16.  Total A.I. liabilities from Statement of Financial Condition                                          2,578,242
                                                                                                         -----------

17.  Add:

                         A. DRAFTS FOR IMMEDIATE CREDIT
                                                                                       -----------

                         B. MARKET VALUE OF SECURITIES BORROWED FOR WHICH NO EQUIVALENT VALUE IS PAID
                            OR CREDITED
                                                                                       -----------

                         C. OTHER UNRECORDED AMOUNT (LIST)
                                                                    -----------        -----------

                                                                    -----------        -----------

                                                                    -----------        -----------
                                                                                                 0                 0
                                                                                       -----------      -----------

19.  Total aggregate indebtedness                                                                          2,578,242
                                                                                                         -----------

20.  Percentage of aggregate indebtedness to net capital (line 19/line10)                                        62%
                                                                                                         -----------

OTHER RATIOS

21. Percentage of debt to debt-equity total computed in accordance with Rule 15c3-1(d)                             0
                                                                                                         -----------

STATEMENT OF CHANGES
STATEMENT OF CHANGES IN OWNERSHIP EQUITY
(SOLE PROPRIETORSHIP, PARTNERSHIP OR CORPORATION)

1.   Balance, beginning of period                                                                          3,865,279
                                                                                                         -----------

                         A. NET INCOME (LOSS)                                                              1,493,467
                                                                                                         -----------

                         B. ADDITIONS (INCLUDES NON-CONFORMING CAPITAL OF)                                         0
                                                                                                         -----------

                                                                                       -----------

                         C. DEDUCTIONS (INCLUDES NON-CONFORMING CAPITAL OF)                                        0
                                                                                                         -----------

                                                                                       -----------

2.   Balance, end of period (From item 1800)                                                               5,358,746
                                                                                                         -----------

STATEMENT OF CHANGES IN LIABILITIES SUBORDINATED
TO CLAIMS OF GENERAL CREDITORS

3.   Balance, beginning of period                                                                                  0
                                                                                                         -----------

                         A. INCREASES
                                                                                                         -----------

                         B. DECREASES
                                                                                                         -----------

4.   Balance, end of period (From item 3520)                                                                       0

                            NEXBANK SECURITIES, INC.*
                                   Net Capital
                                   31-Mar-07


Net capital:

       Total members' equity                                           5,358,746

       Less deduction for Fidelity Bond deductible > $5K                  45,000

       Less non-allowable assets:
                            Receivables from non-customers:              654,777
                            Receivables from affiliates:                  16,485
                            Other current assets:                         68,087
                            Fixed assets:                                435,777
                                                                       ---------

       Net capital as defined by Rule 15c3-1                           4,138,620
                                                                       =========

Minimum net capital required                                             171,883

Excess net capital                                                     3,966,738

Aggregate indebtedness:
       Accounts payable and accrued liabilities                        2,578,242
                                                                       ---------
       Total aggregate indebtedness                                    2,578,242
                                                                       =========
Ratio of aggregate indebtedness to net capital                               0.6
                                                                       =========

*NOTE: NEXBANK SECURITIES, INC. OPERATES UNDER THE $5,000 MINIMUM DOLLAR NET CAPITAL REQUIREMENT.